Building energy solutions that last
2007 Fixed-Income Investor Conference
MIDAMERICAN
ENERGY HOLDINGS COMPANY
A Berkshire Hathaway Company

Welcome and Introduction
Patrick J. Goodman
Senior Vice President
and
Chief Financial Officer

Forward Looking Statements
This presentation contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can typically identify forward-looking statements by the use of forward-looking words, such as
“may,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “intend,” “potential,”
“plan,” “forecast,” and similar terms. These statements are based upon the Company’s current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the Company’s control and could cause actual results to differ materially from those expressed or implied by the Company’s forward-looking statements. These factors include, among others:
–
general economic, political and business conditions in the jurisdictions in which the Company’s facilities are located;
–
financial condition and creditworthiness of significant customers and suppliers;
–
changes in governmental, legislative or regulatory requirements affecting the Company or the electric or gas utility, pipeline or power generation industries;
–
the outcome of general rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies;
–
changes in economic, industry or weather conditions, as well as demographic trends, that could affect customer growth and usage or supply of electricity and gas;
–
changes in prices and availability for both purchases and sales of wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have significant impact on energy costs;
–
changes in business strategy or development plans;
–
availability, terms and deployment of capital;
–
performance of generation facilities, including unscheduled outages or repairs;
–
risks relating to nuclear generation;

Forward Looking Statements
–
the impact of derivative instruments used to mitigate or manage interest rate risk and volume and price risk and changes in the commodity prices, interest rates and other conditions that affect the value of the derivatives;
–
the impact of increases in healthcare costs, changes in interest rates, mortality, morbidity and investment performance on pension and other postretirement benefits expense, as well as the impact of changes in legislation on funding requirements;
–
changes in MEHC’s and its subsidiaries’ credit ratings;
–
unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future generation plants and infrastructure additions;
–
the impact of new accounting pronouncements or changes in current accounting estimates and assumptions on financial results;
–
changes in, and compliance with, environmental laws, regulations, decisions and policies that could increase operating and capital improvement costs, reduce plant output and/or delay plant construction;
–
the Company’s ability to successfully integrate PacifiCorp’s operations into the Company’s business;
–
other risks or unforeseen events, including wars, the effects of terrorism, embargos and other catastrophic events; and
–
other business or investment considerations that may be disclosed from time to time in filings with the
SEC or in other publicly disseminated written documents.
Further details of the potential risks and uncertainties affecting the Company are described in MEHC’s filings with the SEC, including Item 1A. Risk Factors and other discussions contained in this Form 10-K. These forward looking statements speak only as of the date of this presentation. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

Millions
$1,000
$750
$500
$250
$0
$148
$397
$443
$538
$558
$916
2001
2002
2003
2004
2005
2006

Billions
$40.0
$30.0
$20.0
$10.0
$0.0
$12.6
$18.4
$19.1
$19.9
$20.4
$36.4
2001
2002
2003
2004
2005
2006

Billions
$30.0
$22.5
$15.0
$7.5
$0.0
$6.5
$10.3
$11.2
$11.6
$11.9
$24.0
2001
2002
2003
2004
2005
2006

Billions
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.7
$2.3
$2.8
$3.0
$3.4
$8.0
2001
2002
2003
2004
2005
2006

Income from Continuing Operations (1)
Shareholders’ Equity
Property, Plant and Equipment (Net)
Total Assets
5-Yr. CAGR = 44.0%
5-Yr. CAGR = 23.6%
5-Yr. CAGR = 36.3%
5-Yr. CAGR = 29.9%
___________________________
1.
2006 includes PacifiCorp since date of acquisition, March 21, 2006
MEHC Growth Summary

Overview
David L. Sokol
Chairman of the Board
and
Chief Executive Officer

MIDAMERICAN
ENERGY HOLDINGS COMPANY
PACIFICORP
PacifiCorp Headquarters
PACIFIC POWER
Pacific Power Service Territory
Pacific Power Headquarters
ROCKY MOUNTAIN POWER
Rocky Mountain Power Service Territory
Rocky Mountain Power Headquarters
PACIFICORP ENERGY
PacifiCorp Energy Headquarters
Coal-Fueled Thermal Plants
Gas-Fueled Thermal Plants
Wind Projects
Geothermal Plants
Coal Mines
Hydro Systems
Generation Development
MidAmerican ENERGY.
MidAmerican Energy Company Service Territory
MidAmerican Energy Holdings Company and MidAmerican Energy Company Headquarters
Generation Operations
Generation Development
Wind Generation
Wind Generation Under Construction
Northern Natural Gas
Northern Natural Gas Pipeline
Northern Natural Gas Headquarters
Kern River GAS TRANSMISSION COMPANY
Kern River Gas Transmission Pipeline
Kern River Headquarters
CE Electric UK
CE Electric UK Service Territory
CE Electric UK Headquarters
CALENERGY
Generation Operation
HomeServices of America, Inc.
A Berkshire Hathaway Affiliate
Real Estate Operating Companies

•
18,000 employees
•
$36 billion in assets
•
$10 billion in revenue
•
6.9 million electric and natural gas customers
•
17,600 miles of interstate natural gas pipeline
•
16,386 net MW owned in operation or under
construction (57% coal, 23% gas, 17%
renewable, 3% nuclear and other)

Berkshire Hathaway Inc.
Aaa/AAA/AAA
Walter Scott
David Sokol
Greg Abel
MidAmerican Energy Holdings Company
Baa1/BBB+/BBB+
PacifiCorp
Regulated Electric Utility
MidAmerican Energy
Regulated Gas and Electric Utility
Kern River
Regulated Gas Transmission
Northern Natural Gas
Regulated Gas Transmission
CE Electric UK
Holding Company
CalEnergy
Independent Electric Power Producer
HomeServices of America
Real Estate Brokerage
NEDL
U.K. Regulated Electric Distribution
YEDL
U.K. Regulated Electric Distribution

86.6%
13.4%

Berkshire Continues to Pursue Energy Sector Investment Diversification Through MEHC
•
Provides MEHC with a $3.5 billion 5-year equity commitment from ‘AAA’ rated parent
–
Access to capital even in times of utility sector and general market stress; no other utility has this quality of explicit financial support
–
Commitment can only be drawn for two purposes:
•
Paying MEHC parent debt when due
•
Making equity contributions to any of MEHC’s regulated subsidiaries
•
Future M&A activity will not be funded from this equity commitment
Berkshire Equity Commitment
Berkshire’s Energy Sector Strategy
•
MEHC serves as the investment vehicle for Berkshire in the energy sector
–
Provides opportunities to invest a significant amount of capital
–
The PacifiCorp acquisition clearly demonstrates Berkshire’s willingness to make sizable investments through MEHC
–
Future acquisitions will be funded in a credit positive manner
•
Berkshire continues to leverage MEHC’s management expertise and ability to effectively integrate significant acquisitions

Berkshire Investment Criteria
•
Long-term investment horizon: “Forever is our holding period.”
•
Search for fairly priced companies with appropriate business mixes
•
Limited operating synergies as regulated utility businesses are operated on a stand-alone basis
•
Provide significant access to equity capital, management expertise and best practices across the MEHC portfolio of companies
•
Objective is to maintain or improve credit ratings for regulated utilities (each entity ring-fenced) and to achieve single ‘A’ or better credit ratings

Operating Philosophy
•
Focus on customer service, operational efficiency and cost control
•
Produce outcomes that benefit all stakeholders, including customers, investors and regulators
•
Operate with a long-term focus
•
Plan, execute, measure, correct
•
Prudent financial and risk management policies
•
Disciplined acquisition strategy
•
Management development and succession

MIDAMERICAN
ENERGY HOLDINGS COMPANY

AEP
AMERICAN ELECTRIC POWER

VFT and associated upgrades
Proposed South Texas 345 kV
projects
CREZ Transmission Plan
Additional EHV Backbone System
King
Singleton
Buchanan
Zorn
Martin
Lake
Monticello
Valley
Spring
Comanche
San
Angelo
McCamey
Oklaunion
Red Creek
Morgan Creek
Gulf States
Coleto
Creek
Hilje
Sol
LAREDO
CORPUS
CHRISTI
VICTORIA
SAN ANTONIO
DALLAS/FT. WORTH
HOUSTON
AUSTIN
MIDLAND/ODESSA
WICHITA
FALLS
ABILENE
WACO
McALLEN
Cities/Towns
Substations
            Caballo
•
Jointly-owned utility company will
design, construct and operate ERCOT
transmission assets
•
Up to $1 billion in new projects are
anticipated over the next several years
•
Executed joint venture agreement in
January 2007
•
Regulatory approval to operate as an
electric transmission utility in Texas is
expected in second half 2007
•
Target capital structure 40% equity
and 60% debt
Electric Transmission Texas, LLC

PacifiCorp Service
Territory
Thermal Plants
Gas-Fueled Thermal Plants
Wind Projects
Geothermal Plants
Coal Mines
Hydro Systems
Generation Developments
500 kV transmission lines
345 kV transmission lines
230 kV transmission lines
CA
NV
AZ
UT
WY
OR
WA
MT
CO
___________________________
1.
Since date of acquisition, March 21, 2006
2.
Includes projects currently under construction
ID
•
2006 Operating Income:   $528.4 million (1)
•
Assets:                              $13.9 billion
•
Headquartered in Portland, Oregon
•
6,500 employees
•
1.7 million electricity customers
•
9,262 net MW owned (2)
•
Generating capacity by fuel type (2)
–
Coal                                   66%
–
Natural gas                        18%
–
Hydro                               13%
–
Wind and geothermal          3%

MidAmerican Energy
Company Service Territory
Major Generating Facilities
CBEC 4 – Under Construction
Wind Generation
Wind Generation Under Construction
IA
IL
KS
NE
SD
WI
MN
MO
___________________________
1.
Includes projects currently under construction
•
2006 Operating Income:   $420.6 million
•
Assets:                             $6.5 billion
•
Headquartered in Des Moines, Iowa
•
3,700 employees
•
1.4 million electric and natural gas customers
•
5,681 net MW owned (1)
•
Generating capacity by fuel type (1)
–
Coal                         58%
–
Natural gas              23%
–
Wind                        10%
–
Nuclear                      8%
–
Other                         1%

TX
OK
KS
NE
SD
MN
IA
WI
•
2006 Operating Income:   $269.1 million
•
Assets:                              $2.3 billion
•
Headquartered in Omaha, Nebraska
•
1,000 employees
•
15,900-mile interstate natural gas transmission
pipeline
•
Market area design capacity of 4.9 Bcf/d plus
2.1 Bcf/d field area capacity
•
Five natural gas storage facilities with a total
firm capacity of 65 Bcf

CA
NV
AZ
UT
WY
•
2006 Operating Income:   $216.9 million
•
Assets:                              $2.1 billion
•
Headquartered in Salt Lake City, Utah
•
160 employees
•
1,680-mile interstate natural gas transmission
pipeline
•
Delivers natural gas from Rocky Mountain
basins to markets in Utah, Nevada,
California and Arizona
•
Greater than 2 Bcf/d peak capacity

•
Headquartered in Newcastle, U.K.
•
760 employees
•
1.6 million electricity customers
•
5,560 square miles of service
territory
•
26,719 miles of transmission and
distribution line
•
Headquartered in Leeds, U.K.
•
890 employees
•
2.2 million electricity customers
•
4,131 square miles of service
territory
•
34,797 miles of transmission and
distribution line
U.K.
Edinburgh
London
Newcastle
Leeds
•
2006 Operating Income:      $515.7 million
•
Assets:                                  $6.6 billion

•
2006 Operating Income:   $244.3 million
•
Assets:                              $1.1 billion
•
490 employees
•
1,443 net MW owned
•
15 plants in the United States and three
facilities in the Philippines
–
Two of the Philippine geothermal plants
will be returned to the Philippine
government pursuant to their contracts in
2007
•
Generating capacity by fuel type
–
Natural gas           52%
–
Geothermal          37%
–
Hydro                  11%
CalEnergy Generation Operations
Philippines

HomeServices of America, Inc.™
A Berkshire Hathaway Affiliate

1FIRST Realty
GMAC Real Estate
Edina Realty
HOME
CBSHOME REAL ESTATE
IowaRealty
Iowa's Largest
Woods Bros Realty
Semonin
HUFF REALTY
REECE & NICHOLS
Champion realty inc.
CAROL JONES REALTORS
Rector Hayden
Prudential Carolinas Realty
HARRY NORMAN REALTORS
JENNY PRUITT & ASSOCIATES REALTORS
Prudential California Realty
LONG REALTY COMPANY
RealtySouth Family of Services
SOLD Roberts BROTHERS
EWM Realtors

•
2006 Operating Income:   $54.7 million
•
Assets:                              $795.2 million
•
3,550 employees
•
20,000 sales associates
Second-largest full-service residential real estate brokerage firm in the U.S.

MIDAMERICAN
ENERGY HOLDINGS COMPANY

ELECTRIC LIGHT & POWER
2006 Utility of the Year
MidAmerican Energy Holdings Company

FOUNDER'S AWARD
J.D. POWER
2006

Awards
•
MEHC was named the 2006 Utility of the Year by Electric Light
& Power magazine, one of the pre-eminent publications in the utility industry
•
MEC received the prestigious J.D. Power and Associates
Founder’s Award for its dedication, commitment and continuous improvement in customer service
•
Other significant awards:
–
For the past three years PacifiCorp has been ranked 1st and
MEC has been ranked 2nd  in industrial customer satisfaction by TQS Research
–
MEHC’s pipeline group has been ranked 1st in the 2007
MASTIOGALE survey of customer satisfaction for the second
consecutive year

•
Customer diversity
•
Regulatory diversity
•
Weather diversity
•
Economic diversity
•
Catastrophic-risk diversity
PacifiCorp Service Territory
MidAmerican Energy Company Service Territory
Kern River Pipeline
Northern Natural Gas Pipeline
NEDL Service Territory
YEDL Service Territory
U.K.
Diversity of Regulated Assets

As the utility sector enters its first comprehensive capital expenditure build-out since the 1980’s, many analysts project the industry to be cash flow negative for the next few years
MEHC has no dividend requirement and therefore its 100% reinvestment of free cash flow and access to equity capital from Berkshire under any market condition clearly differentiates the quality of MEHC’s credit from its peers
MEHC’s Competitive Advantage
•
MEHC’s cash flow is derived from a diversified portfolio of businesses which demonstrate low historical correlation amongst one another and macro economic variables
•
Approximately 89% of MEHC’s operating income in 2006 was generated from rate-regulated businesses

Todd M. Raba
President

MidAmerican Energy
Company Service Territory
Major Generating Facilities
CBEC 4 – Under Construction
Wind Generation
Wind Generation Under
Construction
IA
IL
KS
NE
SD
WI
MN
MO
___________________________
1.
Includes projects currently under construction
Overview
•
Headquartered in Des Moines, Iowa
•
3,700 employees
•
1.4 million electric and natural gas
customers
•
5,681 net MW owned (1)
•
Generating capacity by fuel type (1)
–
Coal                     58%
–
Natural gas         23%
–
Wind                   10%
–
Nuclear                 8%
–
Other                     1%

Alternative Regulation in Iowa
Case Study
•
Two independent prongs
–
Legislative – Rate-making principles (H.F. 577) apply to investor owned utilities in Iowa
–
Regulatory – Iowa Utilities Board (IUB) and Office of Consumer Advocate (OCA) are
receptive to rate-making proposals that are specific to a single utility
•
MEC has been successful with both

Case Study
Legislative Background
•
1984  – Significant costs related to newly-built generation were not allowed to be included in rates, increasing risk of investing in the industry
•
Iowa enacted legislation that discouraged regulated utilities from building generation
•
Incremental electric needs met through conservation, energy efficiency and renewables
•
As a result, only one combustion turbine was added during the period (1984 -
2002)
•
1996  – Deregulation of the electric utility industry begins in California
•
1999  – Iowa decides not to follow popular nationwide trend toward electric industry deregulation
•
2000  – Skyrocketing prices in the California market raise concerns about inadequacy of generating capacity in the United States
•
MEC projected a need for new power plants to replace expiring power purchase contracts and to satisfy load growth not met by energy efficiency and renewables

2001 Legislative Debate
Case Study
•
Prior legislation and energy policy made power purchases from outside the state the only cost-effective option for satisfying electric-supply needs
•
The legislature and the governor recognized the reliability and economic benefits of additional rate-regulated generation being constructed in Iowa
•
MEC was asked what it would take to encourage the construction of regulated generation in Iowa
•
The utilities, IUB, OCA, legislature and governor worked cooperatively to produce H.F.
577

Case Study
H.F. 577 Objective
•
H.F. 577 facilitates portfolio diversity by replacing the least-cost standard with a reasonable cost standard
•
H.F. 577 mitigates regulatory risk and market price risk by providing for binding regulatory review and determination of rate-making principles for proposed generation investments prior to significant expenditures
–
Prudence review occurs prior to investment rather than after considerable investment is made
•
A similar process is provided for investments in environmental improvements to existing coal-fired generation

Case Study
H.F. 577 Rate-Making Principles
•
The rate-making principles process can be pursued at the option of the utility
•
The utility itself determines which rate-making principles are important to it for its proposed investment
•
The generation facility must be located in Iowa and a baseload facility of at least 300
MW in size, a combined-cycle facility or a renewable facility
•
The utility must have in place an IUB-approved energy efficiency plan
•
The IUB is required to issue a decision on the principles
•
The rate-making principles apply for the life of the investment and are binding upon future regulators
•
If the utility does not accept the rate-making principles as approved, the utility is not required to pursue the project

Case Study
Revenue Sharing
•
The settlement of a contested case over MEC’s electric revenues in 1997 included:
–
Elimination of MEC’s fuel adjustment clause
–
An agreement that MEC and customers would share revenue above certain return on equity (ROE) levels
–
Customer’s share was refunded through bill credits and checks
–
Refunds were given to customers related to earnings in years 1998 through 2000
•
MEC recognized that customers did not give long-term credit to rate reductions and bill credits and that customers do not like rate increases
•
Because MEC would need to invest in new generation, increasing rate base by 65% over six years, rate increases would be likely
•
Proposed to off-set the cost of new generation with the customers’ portion of revenue sharing instead of providing bill credits or checks
•
Beginning with earnings from 2001, revenue-sharing dollars were applied to new generation
•
Revenue sharing is specific to MEC through stipulation and agreement as approved by the IUB, not by legislation

Case Study
MidAmerican Settlements
•
MEC is currently operating under a series of settlements that:
–
Provide rate-making principles for three major generation construction projects
•
Greater Des Moines Energy Center
•
Council Bluffs Energy Center Unit 4
•
Iowa Wind Projects
–
Allow returns over 11.75% to be shared between customers and MEC
•
11.75% - 13%   share 40% customers / 60% company
•
13% - 14%        share 50% customers / 50% company
•
Over 14%         share 83.3% customers / 16.7% company
–
Customers’ share is used to off-set the cost of generation through 2010
•
As of December 31, 2006, customers’ share of revenue sharing has totaled $290 million
–
No general rate increase through at least 2012
–
If ROE falls below 10%, MEC may file for a rate increase

Case Study
Everyone Wins
•
Customers will face much smaller rate increases in the future
•
Customers enjoy the benefits of no general rate increase through at least 2012
•
Significant economic benefit to Iowa
•
IUB now has the legal authority to pre-approve without concerns about binding future boards
•
Significant new generation (over $2.5 billion in 6 years) is being, or has been, built in Iowa
–
Greater Des Moines Energy Center      491 MW     Dec. 2004
–
Council Bluffs Energy Center Unit 4     790 MW     June 2007
–
Iowa Wind Projects                                 583 MW     2004 – 2007

New Generation – Natural Gas
Greater Des Moines Energy Center is a 491 MW combined-cycle natural gas plant that was completed in December 2004

Council Bluffs Energy Center Unit 4
New Generation – Coal
Unit 4 to begin commercial operation in June 2007

New Generation – Coal
•
The Council Bluffs Energy Center Unit 4 is the largest power plant ever built in Iowa
•
The $1.2 billion, 790 MW facility uses advanced-supercritical coal-fueled technology
–
State-of-the-art power cycle design for high efficiency and low emissions per MWh
–
The plant applies the best available control technology to control air emissions and meet or exceed all required standards for a new coal-fueled generation facility
–
First new coal-fueled plant in the United States with mercury control technology
•
A new 124 mile, 345kV transmission line and associated substation modifications were completed in the summer of 2006 and will help to relieve transmission constraints and improve transmission system reliability between Unit 4 and the central Iowa energy market

June 2007
Commercial
Operation
March 2007
Initial Fire of Main
Boiler on Coal
Today
June 2006
Boiler Hydrostatic
Test
September 2003
Groundbreaking
February 2005
Boiler Structural Steel
Erection Complete
Percent
Complete
- 100
September 2000
Project Initiation
2004
2005
2006
2007
November 2006
Initial Fire of Main
Boiler on Oil
Project Timeline
Overall project 99% complete

MidAmerican ENERGY

• 123 megawatts
• 82 turbines
(in development)
• 175.5 megawatts
• 122 turbines
• 185 megawatts
• 135 turbines
• 99 megawatts
• 66 turbines
MINNESOTA
SOUTH DAKOTA
WISCONSIN
IOWA
ILLINOIS
NEBRASKA
MISSOURI
MidAmerican Energy Company Service Area
Wright and Hamilton counties
Crawford and Carroll counties
Buena Vista and Sac counties
Pocahontas County

New Generation – Wind
Renewable wind energy will comprise more than 10% of our Iowa generating portfolio by the end of 2007

Additional Wind Project
Opportunities and Challenges
•
Working on a new agreement with OCA for
additional projects
•
Anticipate filing rate-making principles later this
month
•
Completion dates would span 2007 and 2008

Phil A. Jones
President
and
Chief Operating Officer

•
Headquartered in Newcastle, U.K.
•
760 employees
•
1.6 million electricity customers
•
5,560 square miles of service territory
•
26,719 miles of transmission and
distribution line
•
Headquartered in Leeds, U.K.
•
890 employees
•
2.2 million electricity customers
•
4,131 square miles of service territory
•
34,797 miles of transmission
and distribution line
Overview
Combined in September 2001
U.K.
Edinburgh
London
Newcastle
Leeds

Distribution
Supply
Metering
Post-Privatization
Public Electricity
Supply (PES)
Activities
CE Electric UK
Activities
Distribution
Metering
TRANSACTIONS
Focused on ‘Wires Only’
•
Electricity distribution requires a licence enforced by the British regulator Ofgem
•
Licences oblige operators to transport electricity on non-discriminatory and price-controlled terms on behalf of suppliers
•
Price controls are generally set for five years following a price control review, current period extends to the end of March 2010
•
Metering is a separately price controlled activity and the services are provided through a contract with a third party

Distribution Price Control Reviews
•
Price controls are set to recover Ofgem’s view of efficient costs over the next five years
•
Ofgem takes account of
–
Required quality of service outputs
–
Operating costs and comparative efficiency
–
Future capital expenditure
–
Regulatory asset value and depreciation
–
Pensions costs
–
(Forward) cost of capital
–
Tax
–
Financial ratios and investment grade rating targets
•
U.K. regulation tries to provide strong efficiency incentives for opex and capex

Key Issue	Objective	Outcome
Capital investment	• Capital program perceived as credible	• CE: fully funded capex plan
Operating costs	• Secure the recovery of our operating costs	• CE: fully funded opex forecast
WACC	• Secure an improvement	• Increased to 6.91% pre-tax (real) • Shifted to post-tax basis
Pensions	• Recover a significant contribution to our pension deficits	• 74% recovery of deficiency cost • Pass-through for future market risk
Incentives	• Retain efficiency and performance incentives	• Cost efficiency retained • Other incentives enhanced
The Last Price Control Review:
DPCR4 – Effective April 1, 2005

Rank	Group	Average Efficiency Factor
1	Scottish & Southern	105%
2	CE	101%
3	Central Networks	94%
4	WPD	90%
5	ScottishPower	87%
6	United Utilities	81%
7	EDF	79%
DPCR4 Cost Efficiency Assessment
Performance Benchmarking
•
CE was one of only two
groups (the other being
SSE) to be provided with
funding for both its capital
and operating costs
•
Ranked 2nd on a group basis
for operating cost efficiency

Performance to Date
Operating Costs
Operating costs continue to benchmark well. Our analysis  shows CE companies improving their overall positions compared with the DPCR4 final proposals
Over/(under)
spend to
allowance
Year ended 31 March
£m (05/06 prices)
Actual
Net Opex
2006
DPCR4
Allowance
2006
Scottish and Southern
86
92
-6
UU
49
52
-3
CE Electric
81
81
0
WPD
78
75
3
Central Networks
120
111
9
EDF
172
162
10
ScottishPower
107
87
20
Total
693
660
33
* Outperformance in relation to allowance in United Utilities (£3m) occurred only after adjusting for the impact of significant proceeds from the disposal of non operational assets

Capital Investment
Delivering a strong performance and increasing the value of the asset
CE UK capex allowance / investment
0
20
40
60
80
100
120
140
160
180
2005/06
Actual
2006/07
2007/08
2008/09
2009/10
Actual/Plan
Ofgem Allowance
RAV as at March 31
1250.0
1350.0
1450.0
1550.0
1650.0
1750.0
1850.0
1950.0
2050.0
2005
2006
2007
2008
2009
2010
£447 million RAV growth
projected across the price control
period
The current capex plan (including 2005/06 actuals) results in out-performance of 5% (£38 million) over the DPCR4 period

Our Focus For DPCR5
•
Continue to build credibility by delivery of a strong all-round performance
•
Securing an acceptable weighted average cost of capital
•
Defend against unfavorable changes in operating cost assessment
•
Continue to advocate rewards for those who set out (and deliver) credible forecasts
•
Proper treatment of input prices – recognize genuine increases in commodity and service market rates
•
Optimize the exposure of revenue to performance-related revenue drivers
•
Stronger initiatives to encourage connection of environmentally friendly generation

Secure Cash-Flows	Stable regulatory environment Monopoly characteristics Growth through efficiencies and additions to asset base
Financial Structure	Conservative financial structure, declining leverage No new long-term borrowings required during current regulatory period Well structured debt covenants AAA insurance wrap on some bonds
Management	Proven track record on cost control and operational performance Strength of parent

Key Strengths

Questions

PACIFIC POWER
A DIVISION OF PACIFICORP

ROCKY MOUNTAIN POWER
A DIVISION OF PACIFICORP

Patrick Reiten
President
Richard Walje
President

Overview
___________________________
1.
Includes projects currently under construction
PacifiCorp Service Territory
Thermal Plants
Gas-Fueled Thermal Plants
Wind Projects
Geothermal Plants
Coal Mines
Hydro Systems
Generation Developments
500 kV transmission lines
345 kV transmission lines
230 kV transmission lines
CA
NV
AZ
UT
WY
ID
OR
WA
MT
CO
•
Headquartered in Portland, Oregon
•
6,500 employees
•
1.7 million electricity customers
•
9,262 net MW owned (1)
•
Generating capacity by fuel type (1)
–
Coal                                    66%
–
Natural gas                        18%
–
Hydro                                 13%
–
Wind and geothermal        3%

PACIFICORP

PACIFIC POWER
A DIVISION OF PACIFICORP

ROCKY MOUNTAIN POWER
A DIVISION OF PACIFICORP

PACIFICORP ENERGY
A DIVISION OF PACIFICORP

PacifiCorp Organization
Following its acquisition from ScottishPower in March 2006, PacifiCorp remains an integrated utility but functionally was reorganized into three operating units to promote more localized decision making
•
Pacific Power
–
Headquartered in Portland
–
Serving customers in Oregon, Washington and California
–
Pat Reiten, president
•
Rocky Mountain Power
–
Headquartered in Salt Lake City
–
Serving customers in Utah, Idaho and Wyoming
–
Rich Walje, president
•
PacifiCorp Energy
–
Includes electric generation, commercial and energy trading, and coal-mining operations
–
Headquartered in Salt Lake City
–
Bill Fehrman, president

2006 Regulatory Highlights
•
Seven rate cases pending at transaction close
–
Rate settlements reached and approved in all but one state
–
Total revenue increase of more than $200 million
–
Regulatory mechanisms were negotiated to mitigate future rate increase pressures including
•
Power and energy cost adjustment mechanisms (WY, CA and OR)
•
Inflation adjustment mechanisms (CA)
•
Single-issue rate-making authority (CA)
•
Multi-step rate increases (UT, WY)
•
Inter-jurisdiction cost allocation protocol approved in ID, OR, UT and WY; and approved for use in the last CA rate case
•
Utah (41% of retail revenues)
–
UPSC approved a $115 million increase (10%) in two phases, fully effective June, 2007
–
Senate Bill 26 provides opportunity to obtain advance approval for resource decisions
•
Oregon (30% of retail revenues)
–
OPUC approved $43 million increase (5%) effective January 1, 2007, for 2005 general rate case
–
Power costs updated annually after 2007 through transition adjustment mechanism (TAM)
–
Authorized an additional $6.1 million (0.7%) following reconsideration of initial application of SB 408 in 2004 general rate case

2006 Regulatory Highlights
•
Wyoming (13% of retail revenues)
–
Total increase of $25 million (6.9%) approved and effective
–
PCAM implemented
–
Application for $2.8 million in recovery pending before PSC
•
Idaho (6% of retail revenues)
–
$8.25 million increase (5.1%) effective for irrigators and two large industrial customers
•
California (2% of retail revenues)
–
CPUC approved $7.3 million increase (10.8%)
–
Energy cost adjustment mechanism for net power costs and inflation plus ability to recover major plant additions
•
Lessons Learned
–
Engage in continual dialogue with commission staff and key intervening parties to help them understand case issues, particularly the company’s planned capital expenditures and O&M budgets prior to filing a general rate case
–
Educate public and key stakeholders on cost drivers behind the proposed rate increase prior to filing the case

Washington Rate Case
•
2005  – Initial request – filed May 2005
-
Revenue increase – $39.2 million or 17.9%
-
In April 2006 commission denied any rate relief
-
Commission rejected proposed allocation method finding a failure to demonstrate that all system resources benefited Washington customers
•
2006  – Initial request – filed October 2006
-
Revenue increase – $23.2 million or 10.2%
-
Proposed new west control area allocation method favored by staff
•
2006  – Current status
-
Staff supports PCAM
-
Staff testimony proposes a $12 million increase if the PCAM is adopted, $16 million if PCAM is not adopted
-
Industrial customer group and public counsel testimony proposes a $25 million rate reduction if PCAM is adopted
-
Company rebuttal proposes PCAM plus a $19 million increase
-
Hearings March 27 - 30; mid-year 2007 order expected

Oregon SB408
•
Attempts to match the amount of income “Taxes Collected” from customers to the amount of income “Taxes Paid,” as those terms are defined by the statute
-
Taxes Collected is determined by way of fixed reference to income tax expense expressed as a percentage of retail revenues as authorized by the commission in setting rates for the respective calendar year; percentage is applied to actual retail revenues to determine a hypothetical collection
-
Taxes Paid is computed as the lowest of 1) the stand-alone tax liability of the utility, 2) the tax liability of the consolidated group of which the utility is a member, or 3) the tax liability derived using the commission developed “Apportionment Method.”
-
Not an actual-to-actual comparison
•
If “Taxes Collected” and “Taxes Paid” vary by more than $100,000 the difference is either refunded or collected from customers
•
Oregon utilities are sponsoring legislation that would eliminate the hypothetical “Taxes Collected” formula and require the commission to compare actual taxes collected with taxes paid
•
Each affected utility submitted a request for a private letter ruling from the Internal Revenue Service to ensure the statute and its administrative rules comply with the normalization provisions of the Internal Revenue Code

10-Year Business Plan – Overview
•
PacifiCorp 10-year business plan
–
First one under MidAmerican ownership
–
Significant capital investment to meet growing customer demand and improve system reliability
–
Honors transaction commitments
•
Business plan evaluates impact on customers
–
Balance timing of capital spending with rate impacts
•
Business plan is being reviewed with key stakeholders
–
For improved understanding, to solicit feedback and obtain buy-in

10-Year Business Plan – Process
•
Long-term projections of each state’s load growth and customer growth were developed
•
In conjunction with the IRP process, a plan developed for how to meet load growth and replace existing resources
•
Capital and O&M plans were developed by each of the businesses
•
OMAG projections were developed
–
Cost levels from recently completed rate cases were reviewed
–
Targets and initiatives were developed to keep increases in check
–
Reviewed all employee programs in comparison to market
•
Pension benefits have been adjusted
•
The above steps were part of an iterative process; as results were reviewed, changes were made to mitigate customer impacts

2,500
2,000
1,500
1,000
500
0
$ Millions
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Year
PacifiCorp Energy
Transmission
Distribution
Other

10-Year Business Plan – Results
•
Significant capital investment needed, and included in the plan, to meet growing energy needs and to improve system reliability
–
$16 billion over 10 years
•
Reduce need for wholesale purchases
•
Add renewable energy to portfolio
•
Meet customer growth and increased energy usage
•
Add system infrastructure to maintain and enhance reliability
•
Investments-Capital Outlay

T&D Investment
•
Transmission Investment
–
More than $1.2 billion planned capital spending over the next 10 years
–
Three Mile Knoll project to maintain capacity on Path C and improve reliability in southeast Idaho
–
Other Path C upgrades to improve the transfer capability in northern Utah
–
New 345 kV line from central Utah to the southwest
–
New 345 kV line from Bridger to the Wasatch front in 2014
•
Distribution Investment – Pacific Power
–
16,000 new connects in 2007, decreasing to 13,000 by 2016, approximately $32 million to $33 million per year
–
$1 billion in capital spending over the next 10 years
•
Distribution Investment – Rocky Mountain Power
–
20,000 to 28,000 new connects per year, costing $60 million to $80 million per year
–
300MVA of additional distribution substation capacity per year
–
$2.1 billion in capital spending over the next 10 years

Generation Investments
•
Significant new generation capital spending due to
–
Load growth
–
Hydro relicensing
–
Clean air initiatives
–
Commitments for renewable energy

Regulatory Strategy & Challenges
•
Recovering levels of investment which exceed depreciation and sales growth will require rate increases
–
Frequent large rate increases are not compatible with customer satisfaction goals
–
Low embedded generation cost compared to marginal generation cost, coupled with significant load growth, results in the need for more frequent rate increases
•
Implement effective relationship management
–
Communications plan
–
Relationship management plans for regulators, consumer groups and industrial consumer associations
•
Pursue alternative cost recovery mechanisms
–
Power cost adjustment mechanisms
–
Single item cost trackers (e.g., renewable investment)
–
Alternate forms of regulation
–
Implement use of future test periods in all states
•
Review and implement innovative cost-of-service and rate design methodologies
–
Alternatives to embedded cost rate-making for generation costs

Bill Fehrman
President

PACIFICORP

WASHINGTON
Lewis River Project
Hermiston
Combine Hills
Juniper 1
OREGON
North Umpqua Project
Klamath River Project
IDAHO
MONTANA
Colstrip
Wyodak
WYOMING
Dave Johnston
Wolverine Creek
Bear River Project
Naughton
Foote Creek
Jim Bridger
Rock River I
Craig
Hayden
NEVADA
Gadsby
West Valley
Lake Side
Currant Creek
Carbon
Huntington
Hunter
COLORADO
Blundell
UTAH
CALIFORNIA
Cholla
ARIZONA
NEW MEXICO
Coal-Fired Thermal Plants
Gas-Fired Thermal Plants
Geothermal Plants
Hydro Systems
Wind Projects
Coal Mines

PacifiCorp’s Asset Portfolio
•
9-12 million tons of coal mined annually
•
6,104 MW coal-fired generation
•
1,702 MW gas-fired generation
•
>1,456 MW renewable generation
–
1,160 MW hydro
–
273 MW wind
–
23 MW geothermal

Generation Investments
•
The embedded cost of generation in 2007 rates is approximately $34/MWh; whether new load is met by owned facilities or purchased power, that embedded cost is significantly below today’s marginal cost of power; as a result, the generation component of rates will increase as new power costs are reflected
–
New generation costs are significantly higher than embedded generation costs
•
New coal and gas plants cost approximately $60/MWh to $70/MWh on a levelized basis without carbon capture
•
New wind projects cost approximately $70/MWh after the production tax credit
–
Hydro capital costs will be $528 million over the next 10 years to meet FERC license requirements
•
New license implementation, excluding Klamath, will result in an output decrease of approximately 150 GWh per year
•
Klamath relicensing could result in an additional loss of 220 GWh or more, beginning in 2015
•
Swift #1 capacity increase of 75 MW, but small energy increase
•
2007 and 2008 generation capital spending projections do not reflect the decision to expedite the addition of renewable energy in those two years

PacifiCorp Energy Coal Generation Projects
MW
Capacity
Resource
Type
In-Service
Date
Location
New Resources
IPP3 @ 37.77%
340
Coal-SCPC
June 2012
Delta, UT
BRIDGER 5 @ 67%
527
Coal-SCPC
June 2014
Point of Rocks, WY
Generation Investments
Resource Additions
•
PacifiCorp recently filed revised request for proposals (RFP) with Utah Public Service Commission, incorporating changes suggested by the commission and independent evaluator
•
Expect to seek up to 1,700 MW for delivery during 2012 - 2014
•
RFP process continues with Oregon commission, following denial in January
•
The business plan assumes the following new coal resource additions:

Resource Development
•
Intermountain Power Project - Unit 3
–
900 MW coal-fired, PacifiCorp Energy share 38%
–
Project in-service 2012
–
Air permit issued – currently being contested
–
Engineer-procure-construct (EPC) request for proposals due April 2007
–
Partnership agreements to be completed by May 2007
–
Targeted to award EPC contract by end of 2007
•
Jim Bridger Project - Unit 5
–
790 MW coal-fired, 67% share, project in-service 2014
–
Assessing supercritical and integrated gasification technologies
–
Owner’s engineer and environmental engineering contracted in 2007
–
EPC request for proposals evaluated in 2007

Generation Investment
Emission Controls
•
PacifiCorp Energy continues to assess current and future emissions control requirements
–
Current emissions control installation costs are estimated at $1.2 billion over the next 10 years, excluding AFUDC
•
2007 business plan is based on the company’s best assessment at this time
•
Emission controls installations have been aligned with major unit overhaul schedules to minimize outages and reduce overall cost impacts
•
Huntington 2 emissions projects including scrubber, baghouse and low NOx burners achieved operational status in November 2006, as scheduled
•
Low NOx burner projects scheduled for completion in 2007 at Hunter 3 and Jim Bridger 3

Bridger Underground Mine Development
•
Access to 57 million tons coal
•
Life – 15 years
•
Total project cost – $184 million
•
Began mining coal in March 2007
Mining Expansion
•
Own or lease approximately 242 million tons of recoverable coal reserves
•
Supplied 33% of 2006 coal requirements

•
On schedule to be on-line by June 15, 2007
•
Project developer - Summit Power
•
EPC contractor - Siemens
•
Needed to meet 2007/2008 load growth
•
535 MW combined-cycle plant includes latest turbine upgrade
•
45 miles south of Salt Lake City
•
$347 million project
Resource Construction – Lake Side

WASHINGTON
Lewis River Project
Marengo
Hermiston
Leaning Juniper I
Combine Hills
OREGON
North Umpqua Project
Klamath River Project
MONTANA
Colstrip
IDAHO
Wolverine Creek
Bear River Project
WYOMING
Wyodak
Dave Johnston
Foote Creek
Rock River I
Naughton
Jim Bridger
Gadsby
West Valley
Lake Side
Currant Creek
NEVADA
Craig
Hayden
Carbon
Huntington
Hunter
COLORADO
Blundell
UTAH
CALIFORNIA
Cholla
ARIZONA
NEW MEXICO
Coal-Fired Thermal Plants
Gas-Fired Thermal Plants
Geothermal Plants
Hydro Systems
Wind Projects
Coal Mines

Prior to MEHC, PacifiCorp had not
made significant progress toward its
renewable resource target
Rock River 1
50.0 MW (PPA)
Owned by Shell Wind Energy
Combine Hills
41.0 MW (PPA)
Owned by Eurus Energy America
Foote Creek 1
41.4 MW (jointly owned)
32.6 MW PacifiCorp (~78%)
 8.8 MW Eugene Water & Electric (~22%)
PacifiCorp Wind (pre-MEHC)

PACIFICORP

WASHINGTON
Lewis River Project
Marengo
Hermiston
Leaning Juniper I
Combine Hills
MONTANA
Colstrip
OREGON
North Umpqua Project
Klamath River Project
IDAHO
Wolverine Creek
Bear River Project
WYOMING
Wyodak
Dave Johnston
Foote Creek
Rock River I
Naughton
Jim Bridger
Gadsby
West Valley
Lake Side
Currant Creek
Carbon
Huntington
Hunter
Craig
Hayden
NEVADA
COLORADO
Blundell
UTAH
CALIFORNIA
Cholla
ARIZONA
NEW MEXICO
Coal-Fired Thermal Plants
Gas-Fired Thermal Plants
Geothermal Plants
Hydro Systems
Wind Projects
Coal Mines

PacifiCorp is on track to deliver 454 MW
of wind resources by the end of 2007
Marengo
140.4 MW
Under construction
Leaning Juniper 1
100.5 MW
Complete & operational
Additional Projects
in Development
213.2 MW
(112 MW near closing
101.2 MW under negotiation)
PacifiCorp Wind 2007

PacifiCorp Wind
•
Acquisition commitments will be met
•
Opportunities and challenges
–
Extension of production tax credit to December 31, 2008
•
Hedges 2007 construction risk
•
Enables expansion of 2007 projects
•
Enables pursuit of additional economic projects toward fulfilling 1,400 MW commitment
–
Long term (self development)
•
Currently controlled land (cost and risk reducing)
•
Opportunistic site acquisitions
•
Strategic transmission investments
–
Challenges
•
Overall economics due to raw material pricing
•
Access to quality balance of plant contractors
•
Land issues and other development risks

•
North Umpqua (185.5 MW) – Complete
•
Lewis River (510 MW) – Late 2007
•
Klamath, 169 MW project
–
Highly charged, controversial, political and social issue
–
Relicensing initiated in 2000
–
Pursuing both traditional FERC relicensing process and settlement
Ongoing Relicensing
Hydro Relicensing
Iron Gate
Reservoir
Copco 1
Reservoir
J.C. Boyle
Peaking
Reach
J.C. Boyle
Bypass
Reach
J.C. Boyle
Reservoir
Keno
Reservoir
Link Dam
(UKL outlet)
PacifiCorp’s Klamath hydroelectric project is located on the Upper Klamath River in southern Oregon and northern California. The project includes five mainstem dams and seven powerhouses, has a total installed capacity of approximately 169 megawatts and plays a critical role in water management

Factors Driving Interest in
IGCC & Challenges
•
Concern about global climate change - up to 90+% of the carbon in syngas can be captured from IGCC plants with commercially available technology; captured CO2 can be geologically sequestered or utilized for enhanced oil recovery
•
Slightly lower emissions of criteria pollutants
•
Efficiency
•
Potential ease of permitting
•
Challenges
–
Technology and performance risk
–
Carbon capture and sequestration
–
Regulatory recovery

PacifiCorp’s Current IGCC
Development Activities
•
Active discussions with technology suppliers
•
Potential partner in Energy Northwest’s 600 MW Pacific Mountain Energy Center
•
Seeking investment tax credit benefits available under Energy Policy Act of 2005
•
Wyoming Infrastructure Authority proposal at Jim Bridger

Summary From PacifiCorp Perspective
•
Supercritical pulverized coal technology and IGCC are similar in terms of efficiency and emissions
•
IGCC is currently more costly
•
Firm pricing is not available
•
Uncertainty in carbon capture requirements and capture costs creates planning uncertainty
•
New CO2 capture technologies for pulverized coal hold promise as competitive options to IGCC

Questions

Northern Natural Gas

Kern River®
GAS TRANSMISSION COMPANY

Mark A. Hewett
President
Northern Natural Gas
MEHC Interstate Natural Gas Pipelines

TX
OK
KS
NE
SD
MN
IA
WI
•
Headquartered in Omaha, Nebraska
•
1,000 employees
•
15,900-mile interstate natural gas transmission pipeline
•
Market area design capacity of 4.9 Bcf/d plus 2.1 Bcf/d field area capacity
•
Five natural gas storage facilities with a total firm capacity of 65 Bcf including 4 Bcf of LNG
•
Access to five major supply basins
•
NNG has annual deliveries of approximately 1 Tcf
Overview

Northern Natural Gas
Company Evolution
Today
•
Favorably positioned
–
Strong ownership
–
Significantly out-performing financial goals
–
Competitive markets secured
–
Leader in customer satisfaction
–
Highly reliable service provider
–
Long-term rate stability at competitive levels
–
Growing
–
Leader in employee safety
•
Outstanding potential
2002 Pre-Acquisition
•
Unfavorably positioned
–
Multiple ownership and management changes
–
Financially unstable
–
Lack of capital investment
–
Major customer issues
–
Fundamental operational issues
–
Short-term focus
–
Regulatory-dependent organization
–
Low employee morale
•
Outstanding potential

Strong Market and Competitive Position
Competitive Position
•
Provides customers with flexibility to access multiple supply basins
–
Hugoton, Anadarko, Permian, Rocky Mountain and Western Canada Basins
•
Lowest transportation cost of natural gas to customers in the upper Midwest
•
Strategic location in high demand upper Midwest market areas
•
Strong barriers to entry given widely dispersed load centers in NNG’s upper Midwest market area
•
Customer base dominated by local distribution companies
•
NNG settled its last rate case in 2005
–
Executing on plan to avoid future rate cases

Center Point Energy Minnesota Gas
Xcel Energy, Inc.
Metropolitan Utilities District
101.8                                      17.9%                          2019
  76.2                                     13.4%                           2017
  21.3                                        3.7%                          2016
2006
Transportation and Storage
Revenue
 ($ millions)
% of
Transportation and Storage
Revenue
Contract
Term
Market Retention
NNG has retained all major competitive markets

Growth – Northern Lights Project
The Northern Lights expansion project is expected to add more than 400,000 Dth/d of growth to Northern’s market area transportation business by November 2008, representing 10% growth in market area
Northern Lights Phase I
•
24% native growth
•
12% industrial
•
$156.4 million of capital
•
$34.3 million per year in revenues
•
34% power
•
30% ethanol
•
$145.1 million capital
•
374,225 Dth/d (winter)
•
5+ year terms for 85% of volume
•
Facilities
–
58 miles of mainline (24” - 36”)
–
30 miles of branch lines (6” - 24”)
–
12 new, 31 modified TBSs

Growth – Northern Lights Project
Northern Lights Phase II
•
44,200 Dth/d (winter)
•
$9.0 million capital
•
10+ year terms for 88% of the
volume
•
Facilities
–
4,083 hp mainline compression
–
2 miles of 6” lateral pipeline
–
3 new, 2 modified TBSs

Wrenshall
Garner
Redfield
Lyons
Cunningham
•
2006 storage expansion - completed
–
6 Bcf expansion – 4 Bcf Cunningham, 2
Bcf Redfield
–
$11.3 million capital
–
$3.0 million incremental revenue
–
6 Bcf FDD contract with one customer
•
21 years
•
Tariff rate of $0.74/Dth
•
In-service June 1, 2006
•
2008 proposed storage expansion
–
8 Bcf – Redfield
–
$49.5 million capital
–
$10.5 million incremental revenue
–
Market-based rates
•
20 years
•
Rates ranging from $1.30 to $1.50
•
15 customers
•
In-service June 1, 2008
NNG Storage Expansion

CA
NV
AZ
UT
WY
•
Headquartered in Salt Lake City, Utah
•
160 employees
•
1,680-mile interstate natural gas transmission pipeline
•
Delivers natural gas from Rocky Mountain basins to markets in Utah, Nevada, California and Arizona
•
Greater than 2 Bcf/d peak capacity
•
In 2006 Kern River became the largest supplier of natural gas to California, with market share exceeding 26%
Overview

2006
2005
2004
2003
1,500,000
1,700,000
1,900,000
2,100,000

Daily Throughput Dth/d
Operational Excellence
Average throughput on the pipeline increased in 2006 by 11% from 2005
•
Market capture in California, Nevada and Arizona
•
Increased Rocky Mountain supply
•
Captured short-haul/limited path hydraulic advantage of the pipeline by serving rapidly growing markets in Las Vegas and Utah
•
Increased share of California market from 21% in 2003 to 26% in 2006

2004 Rate Case Update
•
Rate case filed April 30, 2004
•
Initial commission decision issued October 19, 2006
•
Requests for rehearing filed November 20, 2006
•
Compliance filing submitted December 18, 2006
•
Final order expected mid-2007

Provides Supply Diversity, Operational Reliability, Competitive Rates and Excellent Customer Service
Competitive Position
•
Access to economic Rocky Mountain gas supplies in three western states
–
170 TCF of proven and undiscovered potential reserves
–
Only expanding supply basin in the lower 48 states
•
Supply diversity is provided through pipeline interconnects accessing all Rocky Mountain production basins
•
New and efficient pipeline system, low fuel rates and minimal cost associated with new pipeline safety legislation
•
Pipeline load factor averaged 111% during 2005 and 123% during 2006
•
Direct service to end users avoids rate stacks of local distribution companies (LDC)
•
Ranked #4 out of 41 interstate pipelines in 2007 Mastio survey for customer satisfaction, and experienced zero days of primary firm service interruption

Other
8%
Firm
Transportation
92%

2008
5%
2011-2013
13%
2018+
47%
2016-2017
35%

2006 Revenue Distribution
Contract Maturities December 2006
Strong, High Quality Cash Flows with 82% of Contracts Expiring After 2015
Kern River – Revenue Stability

Competitive Threats
and Opportunities
•
LNG on the West Coast
–
Competitive threat may be overstated
•
Schedule delays – particularly upstream liquefaction facilities and host country production sharing agreements
•
Reduced load factor expectations
•
Can North America compete for LNG supply?
-
Supply constraints in the winter
-
Sponge in the summer
•
Siting controversy continues to frustrate re-gasification proposals on the West Coast
•
Kern River is presently well positioned to compete if any California LNG re-gasification terminals are successful

Competitive Threats
and Opportunities
•
Potential impacts of Rockies Express
–
1,800 MDth/d of incremental Rocky Mountain supply heading east
–
Rocky Mountain production is currently pipeline capacity constrained
–
Kern River will compete with Rockies Express to attract supply
•
Wellhead net back will win the day
–
Full completion of Rockies Express is not scheduled until June 2009, but initial volumes are expected to flow to the mid-continent in 2008
–
Kern River anticipates Wyoming natural gas prices will increase due to increased access to premium eastern markets
–
Wyoming/California price spreads will narrow until production increases outstrip new pipeline takeaway capacity
–
Incremental Rocky Mountain production is expected to increase by 500-650 MDth per year over the next four years
–
Any impact on Kern River pricing is expected to be seasonal and temporary

Competitive Threats
and Opportunities
•
Growth in the West
–
California is captive to gas-fired generation
–
California ISO set an electric output record on July 24, 2006, which was not anticipated until 2011 (> 50,000 MW)
–
California is again short electric generation and is turning to natural gas to satisfy new electric demand
•
8,400 MW of new gas-fired electric generation is proposed in California
•
1,200 MW of new gas-fired electric generation is approved in Nevada
•
New delivery laterals and a capacity expansion are likely on Kern River by 2010

Questions

Current Topics
David L. Sokol
Chairman of the Board
and
Chief Executive Officer

Industry Overview
•
Repeal of PUHCA
•
Valuations at or near all-time highs
–
Substantial availability of capital
•
Many different business models and regulatory regimes
•
Significant future capex expenditures
•
High commodity prices expected to continue
–
Construction costs escalating rapidly
–
Likely increasingly “tight” generation markets
•
Uncertainties regarding future regulatory and environmental policies
–
Customers potentially at risk
–
Holding pattern in many regions as global climate change debated
–
Deregulation in some areas being reconsidered

Numerous Hurdles Must Be Overcome to Consummate Transactions
–
Rating Agency
–
Management / Employees
–
Shareholders
Will Deals Get Done?
•
Stakeholder management is essential for successful transaction completion
–
Regulatory / Political
–
Environmental
–
Customer
•
Recent outcomes clearly suggest that regulatory and political scrutiny are the largest hurdles
–
EXC / PEG and FPL / CEG
–
Unsuccessful utility LBOs were due to regulatory and political issues
•
A utility’s business mix can have a direct impact with regulators
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Retention of synergies
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Affiliate sales relationships
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Rate pressures (transition to competitive markets)
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Are “acquirors” interests aligned with good utility stewardship
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Use of significant leverage (regulators may look through capital structure)
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Impact to customer service quality and satisfaction
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Sufficient re-investment
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Matching of duration of interests
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Structural credit protections

Phase 1
Global Climate Change Legislation
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Transitioning to a low-carbon economy cannot take place overnight, but there are measures we should undertake now that will place us on the right path
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We recommend a phased-in, technology and policy driven approach to provide tools necessary to successfully reduce long-term global greenhouse gas emissions while minimizing the costs and risks to the economy and the impact to customers
In the first phase, we suggest technology development and market transformation activities
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Adoption of a flexible renewable and clean technology portfolio standard
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More stringent energy efficiency mandates
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Policies to encourage efficiency improvements at existing facilities
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A ten-year, multi-billion dollar public-private research and development program for emissions reductions
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Removal of the legal and regulatory barriers to the development of new technologies such as carbon sequestration and new nuclear development
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Tax policies to support these programs, such as long-term energy tax credits

Phase 3
Phase 2
Global Climate Change Legislation
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In the second phase, as technologies become widely available, a hybrid system of phased-in emissions reductions based on carbon intensity targets, together with a carbon price cap, would be developed
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The third phase prescribes a 25 percent reduction of U.S. greenhouse gas emissions from 2000 levels by 2030, with additional reductions of 10 percent in each succeeding five-year period through 2050
Cautionary note about the cap and trade concept
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Cap and trade is a useful tool but it is not a panacea
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It does not supply emissions-free power
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It does not bring new technologies on-line
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It does not reduce prices for renewable energy resources
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It merely raises prices for carbon-based emissions

Questions

A Berkshire Hathaway Company